Exhibit 99.1

Ponce Financial Group, Inc. Reports Third Quarter 2022 Results

NEW YORK, October 28, 2022 - Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp (the “Company”) (NASDAQ: PDLB), the holding company for Ponce Bank (the “Bank”), today announced results for the third quarter of 2022.

Third Quarter Highlights (Compared to Prior Periods):

•
Net loss of ($14.7) million or ($0.64) per diluted share, for the three months ended September 30, 2022, as compared to net income of $771,000, or $0.03 per diluted share for the three months ended June 30, 2022 and net income of $2.1 million, or $0.12 per diluted share for the three months ended September 30, 2021.
•
Included in the ($14.7) million 2022 third quarter results are $17.5 million of pre-tax charges related to Grain Technologies, Inc. (“Grain”) inclusive of the following: $7.9 million in additional write-offs of the receivable for loans put back to Grain; $8.6 million increase in provision for loan loss reserves/unused commitments to Grain-originated microloan portfolio and write-off of $1.0 million equity investment in Grain. In addition to pre-tax charges related to Grain, the Company also recognized a one-time $436,000 loss on equipment sales as it moved to implement ATMs as a service.
•
Net interest income of $17.6 million for the 2022 third quarter increased $2.1 million, or 13.71%, from the prior quarter and $2.2 million, or 14.06%, from the same quarter last year, largely due to increases in the Company's securities portfolio.
•
Net interest margin was 3.62% for the 2022 third quarter, a decrease from 4.10% for the prior quarter and from 4.13% for the same quarter last year. The reduction was largely attributable to an increase of lower yielding securities in the Company's portfolio and to an increase in the cost of funds.
•
Securities totaled $626.3 million as of September 30, 2022, an increase of $512.0 million from December 31, 2021.
•
Net loans receivable were $1.39 billion as of September 30, 2022, an increase of $87.5 million, or 6.70%, from December 31, 2021. The increase of $87.5 million was attributable to a $199.5 million net increase in non-PPP loans partially offset by a $112.0 million decrease in PPP loans.
•
Deposits were $1.35 billion as of September 30, 2022, an increase of 12.16%, from December 31, 2021.

President and Chief Executive Officer’s Comments

Carlos P. Naudon, Ponce Financial Group’s President and CEO, stated, “Last quarter we announced the purchase of $225 million of preferred stock by the U.S. Department of the Treasury, resulting in the company having $500 million in stockholders' equity with which to add value for our stakeholders – our communities, customers, employees and shareholders. In the third quarter, we continued to implement our capital leveraging strategy by growing our securities portfolio. Moving forward, given the significant volatility in interest rates, we will be taking a more measured approach to putting our excess capital to work. Through continued investments in our people, technology and customers and utilizing our strong capital base, we are focused on management's goal to more than double the size of our loan business over the next several years”.

Mr. Naudon continued, “Our reported results this quarter, were impacted by additional action we took to more aggressively ring fence our overall exposure to Grain, recognizing pre-tax charges totaling $17.5 million as we moved to put ourselves in a position to minimize future losses from the microloan portfolio. Importantly, we remain well capitalized as we evaluate all means of delivering value to our stakeholders, including using all available capital management tools. As we grow our business, we will continue to leverage our existing partnerships, our strong core loan growth, and our status as a nationally recognized MDI and CDFI lending institution that has a strong asset growth capacity.”

Executive Chairman’s Comment

Steven A. Tsavaris, Ponce Financial Group’s Executive Chairman, added, “This quarter, we continued the growth in our more traditional and focused areas of lending, including both qualified and non-qualified mortgages, the latter of which represents an important area of focus for Ponce. This portfolio continues to show resiliency in a challenging economic environment. With our abundant capital base and balance sheet liquidity, we are focused on significant growth opportunities across the historic communities we have served for over six decades in the New York City area, as well as expanding opportunities in other similarly underserved communities.”

Selected performance metrics are as follows (refer to “Key Metrics” for additional information):

	For the Three Months Ended,
Performance Ratios (Annualized):	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Return on average assets	(2.85%)	0.18%	(1.60%)	3.69%	0.52%
Return on average stockholders’ equity	(11.25%)	1.01%	(10.06%)	31.46%	4.59%
Net interest rate spread	3.12%	3.86%	4.48%	4.32%	3.92%
Net interest margin	3.62%	4.10%	4.68%	4.51%	4.13%
Non-interest expense to average assets	4.91%	3.84%	6.59%	3.90%	3.72%
Efficiency ratio	132.46%	93.77%	143.50%	44.10%	78.89%
Average interest-earning assets to average interest- bearing liabilities	161.30%	151.98%	145.54%	138.10%	138.89%
Average equity to average assets	25.31%	17.66%	15.92%	11.71%	11.27%

	For the Three Months Ended,
Capital Ratios (Annualized):	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Total Capital to risk weighted assets	33.39%	36.00%	23.27%	17.23%	16.15%
Tier 1 Capital to risk weighted assets	32.13%	34.75%	22.02%	15.98%	14.90%
Common equity Tier 1 capital to risk-weighted assets	32.13%	34.75%	22.02%	15.98%	14.90%
Tier 1 capital to average assets	22.91%	28.79%	14.88%	10.95%	9.98%

	For the Three Months Ended,
Asset Quality Ratios (Annualized):	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Allowance for loan losses as a percentage of total loans	1.77%	1.31%	1.28%	1.24%	1.21%
Allowance for loan losses as a percentage of nonperforming loans	118.43%	94.05%	106.84%	142.90%	157.17%
Net (charge-offs) recoveries to average outstanding loans	(0.52%)	(0.05%)	(0.22%)	(0.18%)	(0.13%)
Non-performing loans as a percentage of total gross loans	1.50%	1.39%	1.20%	0.87%	0.77%
Non-performing loans as a percentage of total assets	0.98%	0.91%	0.99%	0.69%	0.65%
Total non-performing assets as a percentage of total assets	0.98%	0.91%	0.99%	0.69%	0.65%

Summary of Results of Operations

Net loss for the nine months ended September 30, 2022, was ($20.8) million compared to net income of $10.4 million for the nine months ended September 30, 2021. This variance was largely due to charges related to Grain and a contribution to the Ponce De Leon Foundation this year, gains on property sales last year versus a loss on equipment sale this year, higher compensation and occupancy expenses and a reduction on the income on sale of mortgage loans.

Net Interest Income and Net Margin

Net interest income for the nine months ended September 30, 2022, was $50.4 million compared to $42.1 million for the nine months ended September 30, 2021. This increase is largely explained by the increase in the securities and loan portfolios.

Net interest margin was 4.09% for the nine months ended September 30, 2022 compared to 3.99% for the same period last year, an increase of 10bps. The increase in net interest margin was a result of an increase in net interest-earning assets as well as higher yields.

Non-interest Income

Non-interest income for the three months ended September 30, 2022, was $1.6 million, a decrease of $602,000, or 27.63%, compared to the three months ended June 30, 2022 and a decrease of $1.7 million, or 51.24%, compared to the three months ended September 30, 2021.

The $602,000 decrease in non-interest income for the three months ended September 30, 2022 compared to the three months ended June 30, 2022 was impacted by a one-time $436,000 loss on sale of equipment and a decrease of $174,000 in loan origination fees.

The $1.7 million decrease in non-interest income for the three months ended September 30, 2022 compared to the three months ended September 30, 2021 was attributable to a decrease of $1.1 million in income on sale of mortgage loans, a one-time $436,000 loss on sale of equipment, and decreases of $220,000 in late and prepayment charges and $103,000 in loan origination fees, offset by an increase of $173,000 in other non-interest income.

Non-interest income for the nine months ended September 30, 2022, decreased $9.5 million, or 61.33%, to $6.0 million compared to $15.5 million for the nine months ended September 30, 2021. The decrease is due to the loss on sale of equipment this year versus gains on sale of property last year and reductions in income on sale of mortgage loans, late and prepayment charges and loan origination fees.

Non-interest Expense

Non-interest expense for the three months ended September 30, 2022, was $25.4 million, an increase of $8.8 million, or 53.41%, compared to the three months ended June 30, 2022 and of $10.7 million, or 72.52%, compared to the three months ended September 30, 2021. The $8.8 million increase from the three months ended June 30, 2022 was mainly attributable to the Grain write-off and write-down and to a lesser extent, the increases in other operating expenses, compensation and benefits and occupancy and equipment. These factors also explain the $10.7 million increase in non-interest expense versus the same quarter last year.

Non-interest expense for the nine months ended September 30, 2022, was $70.1 million, an increase of $28.8 million or 69.68%, compared to the nine months ended September 30, 2021. The $28.8 million increase in non-interest expense was attributable to the $18.5 million Grain write-off and write-down, $5.0 million contribution to the Ponce De Leon Foundation, and increases of $5.1 million in compensation and benefits, $1.7 million in occupancy and equipment expenses, $421,000 in data processing expenses and $396,000 in other operating expenses. These items were partially offset by decreases of $1.6 million in professional fees and $823,000 in direct loan expenses.

Balance Sheet Summary

Total assets increased $504.8 million, or 30.53%, to $2.16 billion as of September 30, 2022 from $1.65 billion as of December 31, 2021. The increase in total assets is largely attributable to an increase of $493.4 million resulting from the purchases in held-to-maturity securities utilizing the $225.0 million received from the issuance of preferred stock to the U.S. Treasury pursuant to its Emergency Capital Investment Program. The increase in total assets is further impacted by an increase of $87.5 million in net loans receivable (inclusive of a $112.0 million net decrease in PPP loans), partially offset by a decrease of $91.4 million in cash and equivalents.

Total liabilities increased $193.3 million, or 13.20%, to $1.66 billion as of September 30, 2022 from $1.46 billion as of December 31, 2021. The increase in total liabilities was largely attributable to increases of $180.1 million in advances from FHLBNY and $146.5 million in deposits, offset by a decrease of $122.0 million in subscription liabilities related to the conversion of the mutual holding company to a stock company held as of December 31, 2021 pending the closing of the conversion and reorganization on January 27, 2022.

Total stockholders’ equity increased $311.4 million, or 164.55%, to $500.7 million as of September 30, 2022, from $189.3 million as of December 31, 2021. This increase in stockholders’ equity was largely attributable to the $225.0 million issuance of preferred stock to the U.S. Department of the Treasury pursuant to its Emergency Capital Investment Program and the $118.0 million received as a result of the sale of common stock in the conversion of the mutual holding company to a stock company.

About Ponce Financial Group, Inc.

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, is the holding company for Ponce Bank. Ponce Bank is a Minority Depository Institution, a Community Development Financial Institution, and a certified Small Business Administration lender. Ponce Bank’s business primarily consists of taking deposits from the general public and to a lesser extent alternative funding sources and investing those funds, together with funds generated from operations and borrowings, in mortgage loans, consisting of 1-4 family residences (investor-owned and owner-occupied), multifamily residences, nonresidential properties, construction and land, and, to a lesser extent, in business and consumer loans. Ponce Bank also invests in securities, which consist of U.S. Government and federal agency securities and securities issued by government-sponsored or government-owned enterprises, as well as, mortgage-backed securities, corporate bonds and obligations, and Federal Home Loan Bank stock.

Forward Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which Ponce Bank operates, including changes that adversely affect borrowers’ ability to service and repay Ponce Bank’s loans; anticipated losses with respect to the Company's investment in Grain; the anticipated impact of the COVID-19 pandemic and Ponce Bank’s attempts at mitigation; changes in the value of securities in the investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that intangibles recorded in the financial statements will become impaired; demand for loans in Ponce Bank’s market area; Ponce Bank’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that Ponce Financial Group, Inc. may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in Ponce Financial Group, Inc.’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Ponce Financial Group, Inc. disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as may be required by applicable law or regulation.

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Consolidated Statements of Financial Condition

(Dollars in thousands, except for share data)

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
ASSETS
Cash and due from banks:
Cash	$37,235	$53,544	$32,168	$98,954	$29,365
Interest-bearing deposits in banks	25,286	221,262	37,127	54,940	33,673
Total cash and cash equivalents	62,521	274,806	69,295	153,894	63,038
Available-for-sale securities, at fair value	131,977	140,044	154,799	113,346	104,358
Held-to-maturity securities, at amortized cost	494,297	211,517	927	934	1,437
Placement with banks	2,490	2,490	2,490	2,490	2,490
Mortgage loans held for sale, at fair value	3,357	9,234	7,972	15,836	13,930
Loans receivable, net	1,392,553	1,324,320	1,300,446	1,305,078	1,302,238
Accrued interest receivable	14,063	13,255	12,799	12,362	13,360
Premises and equipment, net	17,759	18,945	19,279	19,617	34,081
Federal Home Loan Bank of New York stock (FHLBNY), at cost	14,272	16,429	5,420	6,001	6,001
Deferred tax assets	13,822	9,658	7,440	3,820	4,826
Other assets	11,170	21,585	13,730	20,132	14,793
Total assets	$2,158,281	$2,042,283	$1,594,597	$1,653,510	$1,560,552
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits	$1,351,189	$1,148,728	$1,181,165	$1,204,716	$1,249,261
Accrued interest payable	854	158	223	228	238
Advance payments by borrowers for taxes and insurance	10,589	8,668	10,161	7,657	9,118
Advances from the FHLBNY and others	286,375	334,375	93,375	106,255	106,255
Warehouse lines of credit	—	—	753	15,090	11,261
Mortgage loan fundings payable	—	—	—	—	1,136
Mutual holding company conversion subscription liabilities	—	—	—	122,000	—
Other liabilities	8,591	32,272	9,341	8,308	9,396
Total liabilities	1,657,598	1,524,201	1,295,018	1,464,254	1,386,665
Commitments and contingencies
Stockholders' Equity:
Preferred stock, $0.01 par value; 100,000,000 shares authorized	225,000	225,000	—	—	—
Common stock, $0.01 par value; 200,000,000 shares authorized	247	247	247	185	185
Treasury stock, at cost	—	—	—	(13,687)	(15,069)
Additional paid-in-capital	206,092	205,669	205,243	85,601	86,360
Retained earnings	102,169	116,907	116,136	122,956	107,977
Accumulated other comprehensive loss	(18,420)	(15,032)	(7,035)	(1,456)	(621)
Unearned compensation ─ ESOP	(14,405)	(14,709)	(15,012)	(4,343)	(4,945)
Total stockholders' equity	500,683	518,082	299,579	189,256	173,887
Total liabilities and stockholders' equity	$2,158,281	$2,042,283	$1,594,597	$1,653,510	$1,560,552

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
Interest and dividend income:
Interest on loans receivable	$17,058	$16,057	$18,200	$18,013	$16,991
Interest on deposits due from banks	346	132	36	7	9
Interest and dividend on securities and FHLBNY stock	4,230	978	782	632	425
Total interest and dividend income	21,634	17,167	19,018	18,652	17,425
Interest expense:
Interest on certificates of deposit	687	677	803	907	1,010
Interest on other deposits	1,543	521	284	309	354
Interest on borrowings	1,793	481	593	654	621
Total interest expense	4,023	1,679	1,680	1,870	1,985
Net interest income	17,611	15,488	17,338	16,782	15,440
Provision for loan losses	9,330	817	1,258	873	572
Net interest income after provision for loan losses	8,281	14,671	16,080	15,909	14,868
Non-interest income:
Service charges and fees	464	445	440	468	494
Brokerage commissions	288	214	338	401	270
Late and prepayment charges	109	193	58	336	329
Income on sale of mortgage loans	116	200	418	1,294	1,175
Loan origination	522	696	625	886	625
(Loss) gain on sale of premises and equipment	(436)	—	—	15,431	—
Other	514	431	347	353	341
Total non-interest income	1,577	2,179	2,226	19,169	3,234
Non-interest expense:
Compensation and benefits	7,377	6,911	7,125	6,959	6,427
Occupancy and equipment	3,611	3,237	3,192	3,007	2,849
Data processing expenses	994	824	847	771	917
Direct loan expenses	654	505	874	1,032	696
Insurance and surety bond premiums	297	156	147	149	147
Office supplies, telephone and postage	369	406	405	552	626
Professional fees	1,251	1,748	1,334	1,700	1,765
Contribution to the Ponce De Leon Foundation	—	—	4,995	—	—
Grain write-off and write-down	8,881	1,500	8,074	—	—
Marketing and promotional expenses	214	52	71	69	51
Directors fees	89	96	71	80	67
Regulatory assessment	99	71	83	69	74
Other operating expenses	1,580	1,061	856	1,466	1,113
Total non-interest expense	25,416	16,567	28,074	15,854	14,732
(Loss) income before income taxes	(15,558)	283	(9,768)	19,224	3,370
(Benefit) provision for income taxes	(820)	(488)	(2,948)	4,245	1,318
Net (loss) income	$(14,738)	$771	$(6,820)	$14,979	$2,052
(Loss) earnings per common share:
Basic	$(0.64)	$0.03	$(0.31)	$0.90	$0.12
Diluted	$(0.64)	$0.03	$(0.31)	$0.89	$0.12
Weighted average common shares outstanding:
Basic	23,094,859	23,056,559	21,721,113	16,864,929	16,823,731
Diluted	23,094,859	23,128,911	21,721,113	16,924,785	16,914,833

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

	For the Nine Months Ended September 30,
	2022	2021	Variance $	Variance %
Interest and dividend income:
Interest on loans receivable	$51,315	$47,519	$3,796	7.99%
Interest on deposits due from banks	514	13	501	3,853.85%
Interest and dividend on securities and FHLBNY stock	5,990	914	5,076	555.36%
Total interest and dividend income	57,819	48,446	9,373	19.35%
Interest expense:
Interest on certificates of deposit	2,167	3,337	(1,170)	(35.06%)
Interest on other deposits	2,348	1,118	1,230	110.02%
Interest on borrowings	2,867	1,927	940	48.78%
Total interest expense	7,382	6,382	1,000	15.67%
Net interest income	50,437	42,064	8,373	19.91%
Provision for loan losses	11,405	1,844	9,561	518.49%
Net interest income after provision for loan losses	39,032	40,220	(1,188)	(2.95%)
Non-interest income:
Service charges and fees	1,349	1,189	160	13.46%
Brokerage commissions	840	923	(83)	(8.99%)
Late and prepayment charges	360	871	(511)	(58.67%)
Income on sale of mortgage loans	734	3,971	(3,237)	(81.52%)
Loan origination	1,843	2,135	(292)	(13.68%)
(Loss) gain on sale of premises and equipment	(436)	4,812	(5,248)	(109.06%)
Other	1,292	1,567	(275)	(17.55%)
Total non-interest income	5,982	15,468	(9,486)	(61.33%)
Non-interest expense:
Compensation and benefits	21,413	16,303	5,110	31.34%
Occupancy and equipment	10,040	8,321	1,719	20.66%
Data processing expenses	2,665	2,244	421	18.76%
Direct loan expenses	2,033	2,856	(823)	(28.82%)
Insurance and surety bond premiums	600	436	164	37.61%
Office supplies, telephone and postage	1,180	1,502	(322)	(21.44%)
Professional fees	4,333	5,929	(1,596)	(26.92%)
Contribution to the Ponce De Leon Foundation	4,995	—	4,995	—%
Grain write-off and write-down	18,455	—	18,455	—%
Marketing and promotional expenses	337	137	200	145.99%
Directors fees	256	205	51	24.88%
Regulatory assessment	253	254	(1)	(0.39%)
Other operating expenses	3,497	3,101	396	12.77%
Total non-interest expense	70,057	41,288	28,769	69.68%
(Loss) income before income taxes	(25,043)	14,400	(39,443)	(273.91%)
(Benefit) provision for income taxes	(4,256)	3,964	(8,220)	(207.37%)
Net (loss) income	$(20,787)	$10,436	$(31,223)	(299.19%)
(Loss) earnings per common share:
Basic	$(0.92)	$0.62	N/A	N/A
Diluted	$(0.92)	$0.62	N/A	N/A
Weighted average common shares outstanding:
Basic	22,524,477	16,703,997	N/A	N/A
Diluted	22,524,477	16,746,554	N/A	N/A

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Key Metrics

	At or for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
Performance Ratios:
Return on average assets (1)	(2.85%)	0.18%	(1.60%)	3.69%	0.52%
Return on average equity (1)	(11.25%)	1.01%	(10.06%)	31.46%	4.59%
Net interest rate spread (1) (2)	3.12%	3.86%	4.48%	4.32%	3.92%
Net interest margin (1) (3)	3.62%	4.10%	4.68%	4.51%	4.13%
Non-interest expense to average assets (1)	4.91%	3.84%	6.59%	3.90%	3.72%
Efficiency ratio (4)	132.46%	93.77%	143.50%	44.10%	78.89%
Average interest-earning assets to average interest- bearing liabilities	161.30%	151.98%	145.54%	138.10%	138.89%
Average equity to average assets	25.31%	17.66%	15.92%	11.71%	11.27%
Capital Ratios:
Total capital to risk weighted assets (Bank only)	33.39%	36.00%	23.27%	17.23%	16.15%
Tier 1 capital to risk weighted assets (Bank only)	32.13%	34.75%	22.02%	15.98%	14.90%
Common equity Tier 1 capital to risk-weighted assets (Bank only)	32.13%	34.75%	22.02%	15.98%	14.90%
Tier 1 capital to average assets (Bank only)	22.91%	28.79%	14.88%	10.95%	9.98%
Asset Quality Ratios:
Allowance for loan losses as a percentage of total loans	1.77%	1.31%	1.28%	1.24%	1.21%
Allowance for loan losses as a percentage of nonperforming loans	118.43%	94.05%	106.84%	142.90%	157.17%
Net (charge-offs) recoveries to average outstanding loans (1)	(0.52%)	(0.05%)	(0.22%)	(0.18%)	(0.13%)
Non-performing loans as a percentage of total gross loans	1.50%	1.39%	1.20%	0.87%	0.77%
Non-performing loans as a percentage of total assets	0.98%	0.91%	0.99%	0.69%	0.65%
Total non-performing assets as a percentage of total assets	0.98%	0.91%	0.99%	0.69%	0.65%
Total non-performing assets and accruing troubled debt restructured loans as a percentage of total assets	1.18%	1.16%	1.32%	1.07%	1.05%
Other:
Number of offices	18	18	18	19	19
Number of full-time equivalent employees	257	253	223	217	230

(1)
Annualized where appropriate.
(2)
Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.
(3)
Net interest margin represents net interest income divided by average total interest-earning assets.
(4)
Efficiency ratio represents noninterest expense divided by the sum of net interest income and noninterest income.

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Securities Portfolio

	September 30, 2022				December 31, 2021
		Gross	Gross			Gross	Gross
	Amortized	Unrealized	Unrealized		Amortized	Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value	Cost	Gains	Losses	Fair Value
	(in thousands)				(in thousands)
Available-for-Sale Securities:
U.S. Government Bonds	$2,984	$—	$(325)	$2,659	$2,981	$—	$(47)	$2,934
Corporate Bonds	25,833	—	(2,475)	23,358	21,243	144	(203)	21,184
Mortgage-Backed Securities:
Collateralized Mortgage Obligations (1)	45,727	—	(6,362)	39,365	18,845	—	(497)	18,348
FHLMC Certificates	11,614	—	(1,821)	9,793	—	—	—	—
FNMA Certificates	68,840	—	(12,166)	56,674	71,930	—	(1,231)	70,699
GNMA Certificates	129	—	(1)	128	175	6	—	181
Total available-for-sale securities	$155,127	$—	$(23,150)	$131,977	$115,174	$150	$(1,978)	$113,346

Held-to-Maturity Securities:
U.S. Agency Bonds	$25,000	$—	$(308)	$24,692	$—	$—	$—	$—
Corporate Bonds	80,500	—	(3,242)	77,258	—	—	—	—
Mortgage-Backed Securities:
Collateralized Mortgage Obligations (1)	227,257	—	(5,184)	222,073	—	—	—	—
FHLMC Certificates	4,146	—	(272)	3,874	934	—	(20)	914
FNMA Certificates	135,178	—	(6,076)	129,102	—	—	—	—
SBA Certificates	22,216	87	—	22,303	—	—	—	—
Total held-to-maturity securities	$494,297	$87	$(15,082)	$479,302	$934	$—	$(20)	$914

(1)
Comprised of Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”) and Ginnie Mae (“GNMA”) issued securities.

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Loan Portfolio

	As of
	September 30,		June 30,		March 31,		December 31,		September 30,
	2022		2022		2022		2021		2021
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
	(Dollars in thousands)
Mortgage loans:
1-4 family residential
Investor Owned	$336,667	23.79%	$321,671	24.02%	$323,442	24.59%	$317,304	24.01%	$319,346	24.14%
Owner-Occupied	112,749	7.97%	100,048	7.47%	95,234	7.24%	96,947	7.33%	97,493	7.37%
Multifamily residential	421,917	29.81%	396,470	29.60%	368,133	27.98%	348,300	26.34%	317,575	24.01%
Nonresidential properties	282,642	19.97%	279,877	20.90%	251,893	19.14%	239,691	18.13%	211,075	15.96%
Construction and land	197,437	13.95%	165,425	12.35%	144,881	11.01%	134,651	10.19%	133,130	10.07%
Total mortgage loans	1,351,412	95.49%	1,263,491	94.34%	1,183,583	89.96%	1,136,893	86.00%	1,078,619	81.55%
Non-mortgage loans:
Business loans (1)	41,398	2.92%	45,720	3.41%	100,253	7.62%	150,512	11.38%	207,859	15.72%
Consumer loans (2)	22,563	1.59%	30,198	2.25%	31,899	2.42%	34,693	2.62%	36,095	2.73%
Total non-mortgage loans	63,961	4.51%	75,918	5.66%	132,152	10.04%	185,205	14.00%	243,954	18.45%
Total loans, gross	1,415,373	100.00%	1,339,409	100.00%	1,315,735	100.00%	1,322,098	100.00%	1,322,573	100.00%

Net deferred loan origination costs	2,288		2,446		1,604		(668)		(4,327)
Allowance for losses on loans	(25,108)		(17,535)		(16,893)		(16,352)		(16,008)

Loans, net	$1,392,553		$1,324,320		$1,300,446		$1,305,078		$1,302,238

(1)
As of September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, business loans include $24.7 million, $30.8 million, $86.0 million, $136.8 million and $195.9 million, respectively, of PPP loans.
(2)
As of September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, consumer loans include $21.5 million, $28.3 million, $31.0 million, $33.9 million and $35.5 million, respectively, of loans originated by the Bank pursuant to its arrangement with Grain.

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Grain Loan Exposure

Grain Technologies, Inc. ("Grain") Total Exposure as of September 30, 2022
(in thousands)
Receivable from Grain
Microloans originated - put back to Grain (inception-to-September 30, 2022)	$25,467
Write-downs (year to date as of September 30, 2022)	(17,455)
Cash receipts from Grain (inception-to-September 30, 2022)	(6,186)
Grant/reserve	(1,826)
Net receivable as of September 30, 2022	$—
Microloan receivables
Grain originated loans receivable as of September 30, 2022	$21,507
Allowance for loan losses as of September 30, 2022 *	(8,213)
Microloans, net of allowance for loan losses as of September 30, 2022	$13,294
Investments
Investment in Grain as of June 30, 2022	$1,000
Investment in Grain write-off in Q3 2022	(1,000)
Investment in Grain as of September 30, 2022	—
Total exposure to Grain as of September 30, 2022	$13,294

* Includes $460,000 for allowance for unused commitments on the $15.3 million of unused commitments available to Grain borrowers reported in other liabilities in the accompanying Consolidated Statements of Financial Conditions

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Allowance for Loan Losses

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
	(Dollars in thousands)
Allowance for loan losses at beginning of the period	$17,535	$16,893	$16,352	$16,008	$15,875
Provision for loan losses	9,330	817	1,258	873	572
Charge-offs:
Mortgage loans:
1-4 family residences
Investor owned	—	—	—	—	—
Owner occupied	—	—	—	—	—
Multifamily residences	—	—	—	(38)	—
Nonresidential properties	—	—	—	—	—
Construction and land	—	—	—	—	—
Non-mortgage loans:
Business	—	—	—	—	—
Consumer	(1,799)	(450)	(751)	(560)	(510)
Total charge-offs	(1,799)	(450)	(751)	(598)	(510)
Recoveries:
Mortgage loans:
1-4 family residences
Investor owned	—	156	—	8	—
Owner occupied	39	—	—	45	—
Multifamily residences	—	—	—	—	—
Nonresidential properties	—	—	—	—	—
Construction and land	—	—	—	—	—
Non-mortgage loans:
Business	1	91	2	15	69
Consumer	2	28	32	1	2
Total recoveries	42	275	34	69	71
Net (charge-offs) recoveries	(1,757)	(175)	(717)	(529)	(439)
Allowance for loan losses at end of the period	$25,108	$17,535	$16,893	$16,352	$16,008

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Deposits

	As of
	September 30,		June 30,		March 31,		December 31,		September 30,
	2022		2022		2022		2021		2021
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
	(Dollars in thousands)
Demand	$288,654	21.37%	$284,462	24.77%	$281,132	23.81%	$274,956	22.83%	$297,777	23.85%
Interest-bearing deposits:
NOW/IOLA accounts	28,799	2.13%	28,597	2.49%	33,010	2.79%	35,280	2.93%	28,025	2.24%
Money market accounts	360,293	26.66%	181,156	15.77%	169,847	14.38%	186,893	15.51%	199,758	15.99%
Reciprocal deposits	162,858	12.05%	151,264	13.17%	160,510	13.59%	143,221	11.89%	147,226	11.79%
Savings accounts	140,055	10.37%	139,244	12.12%	133,966	11.34%	134,887	11.20%	142,851	11.43%
Total NOW, money market, reciprocal and savings accounts	692,005	51.21%	500,261	43.55%	497,333	42.10%	500,281	41.53%	517,860	41.45%
Certificates of deposit of $250K or more	61,900	4.58%	65,157	5.67%	75,130	6.36%	78,454	6.51%	70,996	5.68%
Brokered certificates of deposit (1)	98,760	7.31%	62,650	5.45%	79,282	6.71%	79,320	6.58%	83,505	6.68%
Listing service deposits (1)	40,964	3.03%	48,953	4.26%	53,876	4.56%	66,411	5.51%	66,340	5.31%
All other certificates of deposit less than $250K	168,906	12.50%	187,245	16.30%	194,412	16.46%	205,294	17.04%	212,783	17.03%
Total certificates of deposit	370,530	27.42%	364,005	31.68%	402,700	34.09%	429,479	35.64%	433,624	34.70%
Total interest-bearing deposits	1,062,535	78.63%	864,266	75.23%	900,033	76.19%	929,760	77.17%	951,484	76.15%
Total deposits	$1,351,189	100.00%	$1,148,728	100.00%	$1,181,165	100.00%	$1,204,716	100.00%	$1,249,261	100.00%
(1)
As of September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, and September 30, 2021, there were $13.8 million, $18.5 million, $19.0 million, $29.0 million, and $28.9 million, respectively, in individual listing service deposits amounting to $250,000 or more. All brokered certificates of deposit individually amounted to less than $250,000.

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Nonperforming Assets

	As of Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
	(Dollars in thousands)
Non-accrual loans:
Mortgage loans:
1-4 family residential
Investor owned	$5,902	$3,460	$3,596	$3,349	$1,669
Owner occupied	971	1,140	962	1,284	1,090
Multifamily residential	—	—	—	1,200	2,577
Nonresidential properties	778	1,162	1,166	2,163	1,388
Construction and land	10,660	10,817	7,567	917	922
Non-mortgage loans:
Business	359	—	—	—	—
Consumer	—	—	—	—	—
Total non-accrual loans (not including non-accruing troubled debt restructured loans)	$18,670	$16,579	$13,291	$8,913	$7,646

Non-accruing troubled debt restructured loans:
Mortgage loans:
1-4 family residential
Investor owned	$221	$224	$230	$234	$238
Owner occupied	2,215	1,746	2,192	2,196	2,200
Multifamily residential	—	—	—	—	—
Nonresidential properties	95	96	98	100	101
Construction and land	—	—	—	—	—
Non-mortgage loans:
Business	—	—	—	—	—
Consumer	—	—	—	—	—
Total non-accruing troubled debt restructured loans	2,531	2,066	2,520	2,530	2,539
Total non-accrual loans	$21,201	$18,645	$15,811	$11,443	$10,185

Accruing troubled debt restructured loans:
Mortgage loans:
1-4 family residential
Investor owned	$2,228	$2,246	$2,269	$3,089	$3,121
Owner occupied	1,254	2,019	2,313	2,374	2,396
Multifamily residential	—	—	—	—	—
Nonresidential properties	715	725	726	732	738
Construction and land	—	—	—	—	—
Non-mortgage loans:
Business	—	—	—	—	—
Consumer	—	—	—	—	—
Total accruing troubled debt restructured loans	$4,197	$4,990	$5,308	$6,195	$6,255
Total non-performing assets and accruing troubled debt restructured loans	$25,398	$23,635	$21,119	$17,638	$16,440
Total non-performing loans to total gross loans	1.50%	1.39%	1.20%	0.87%	0.77%
Total non-performing assets to total assets	0.98%	0.91%	0.99%	0.69%	0.65%
Total non-performing assets and accruing troubled debt restructured loans to total assets	1.18%	1.16%	1.32%	1.07%	1.05%

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Average Balance Sheets

	For the Three Months Ended September 30,
	2022			2021
	Average			Average
	Outstanding		Average	Outstanding		Average
	Balance	Interest	Yield/Rate (1)	Balance	Interest	Yield/Rate (1)
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$1,379,029	$17,058	4.91%	$1,356,130	$16,991	4.97%
Securities (3)	492,337	4,153	3.35%	72,960	355	1.93%
Other (4)	57,646	423	2.91%	53,182	79	0.59%
Total interest-earning assets	1,929,012	21,634	4.45%	1,482,272	17,425	4.66%
Non-interest-earning assets	124,738			90,110
Total assets	$2,053,750			$1,572,382
Interest-bearing liabilities:
NOW/IOLA	$29,939	$13	0.17%	$30,221	$23	0.30%
Money market	409,947	1,471	1.42%	323,840	294	0.36%
Savings	141,200	57	0.16%	137,078	36	0.10%
Certificates of deposit	353,822	687	0.77%	448,191	1,010	0.89%
Total deposits	934,908	2,228	0.95%	939,330	1,363	0.58%
Advance payments by borrowers	10,918	2	0.07%	10,061	1	0.04%
Borrowings	250,112	1,793	2.84%	117,824	621	2.09%
Total interest-bearing liabilities	1,195,938	4,023	1.33%	1,067,215	1,985	0.74%
Non-interest-bearing liabilities:
Non-interest-bearing demand	321,556	—		317,727	—
Other non-interest-bearing liabilities	16,377	—		10,154	—
Total non-interest-bearing liabilities	337,933	—		327,881	—
Total liabilities	1,533,871	4,023		1,395,096	1,985
Total equity	519,879			177,286
Total liabilities and total equity	$2,053,750		1.33%	$1,572,382		0.74%
Net interest income		$17,611			$15,440
Net interest rate spread (5)			3.12%			3.92%
Net interest-earning assets (6)	$733,074			$415,057
Net interest margin (7)			3.62%			4.13%
Average interest-earning assets to interest-bearing liabilities			161.30%			138.89%

(1)
Annualized where appropriate.
(2)
Loans include loans and mortgage loans held for sale, at fair value.
(3)
Securities include available-for-sale securities and held-to-maturity securities.
(4)
Includes FHLBNY demand account and FHLBNY stock dividends.
(5)
Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.
(6)
Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.
(7)
Net interest margin represents net interest income divided by average total interest-earning assets.

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Average Balance Sheets

	For the Nine Months Ended September 30,
	2022			2021
	Average			Average
	Outstanding		Average	Outstanding		Average
	Balance	Interest	Yield/Rate (1)	Balance	Interest	Yield/Rate
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$1,341,151	$51,315	5.12%	$1,309,765	$47,519	4.85%
Securities (3)	263,421	5,778	2.93%	45,749	701	2.05%
Other (4)	45,940	726	2.11%	53,425	226	0.57%
Total interest-earning assets	1,650,512	57,819	4.68%	1,408,939	48,446	4.60%
Non-interest-earning assets	187,333			73,493
Total assets	$1,837,845			$1,482,432
Interest-bearing liabilities:
NOW/IOLA	$31,769	$43	0.18%	$31,215	$93	0.40%
Money market	356,576	2,180	0.82%	300,594	909	0.40%
Savings	137,808	120	0.12%	131,849	113	0.11%
Certificates of deposit	386,446	2,167	0.75%	428,653	3,337	1.04%
Total deposits	912,599	4,510	0.66%	892,311	4,452	0.67%
Advance payments by borrowers	11,033	5	0.06%	10,020	3	0.04%
Borrowings	152,084	2,867	2.52%	122,203	1,927	2.11%
Total interest-bearing liabilities	1,075,716	7,382	0.92%	1,024,534	6,382	0.83%
Non-interest-bearing liabilities:
Non-interest-bearing demand	350,871	—		275,865	—
Other non-interest-bearing liabilities	43,606	—		12,182	—
Total non-interest-bearing liabilities	394,477	—		288,047	—
Total liabilities	1,470,193	7,382		1,312,581	6,382
Total equity	367,652			169,851
Total liabilities and total equity	$1,837,845		0.92%	$1,482,432		0.83%
Net interest income		$50,437			$42,064
Net interest rate spread (5)			3.76%			3.77%
Net interest-earning assets (6)	$574,796			$384,405
Net interest margin (7)			4.09%			3.99%
Average interest-earning assets to
interest-bearing liabilities			153.43%			137.52%

(1)
Annualized where appropriate.
(2)
Loans include loans and mortgage loans held for sale, at fair value.
(3)
Securities include available-for-sale securities and held-to-maturity securities.
(4)
Includes FHLBNY demand account and FHLBNY stock dividends.
(5)
Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.
(6)
Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.
(7)
Net interest margin represents net interest income divided by average total interest-earning assets.

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Other Data

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
Other Data
Common shares issued	24,728,460	24,724,274	24,724,274	18,463,028	18,463,028
Less treasury shares	—	—	—	1,037,041	1,132,086
Common shares outstanding at end of period	24,728,460	24,724,274	24,724,274	17,425,987	17,330,942

Book value per common share	$11.15	$11.85	$12.12	$10.86	$10.03
Tangible book value per common share	$11.15	$11.85	$12.12	$10.86	$10.03